Exhibit 10.4

                                  AMENDMENT TO
                            FEDERAL TRUST CORPORATION
                  1998 KEY EMPLOYEE STOCK COMPENSATION PROGRAM

     Pursuant to the provisions of 1998 Key Employee Stock Compensation Program ("Program"), Federal Trust Corporation ("Corporation") adopts the following Amendment to the Program:

         The number of shares of common stock available for issuance pursuant to the exercise of stock options pursuant to the Program is hereby increased by 150,000 shares, to 475,000 total shares


     The foregoing Amendment was proposed and approved by the Board of Directors of the Corporation and subsequently adopted by the majority vote of Corporation shareholders at the 2002 Annual Meeting of Shareholders held on May 24, 2002.

     IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation executed this Amendment on this 12th day of August, 2002.


                                       FEDERAL TRUST CORPORATION

                                       /s/ James V. Suskiewich
                                       -----------------------------------------
                                       James V. Suskiewich
                                       Chairman of the Board,
                                       President and Chief Executive Officer